SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2015

IFAN FINANCIAL, INC.

(Exact name of Company as specified in its charter)

Nevada	333-178788	33-1222494
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
5694 Mission Center Road, Suite 602-660, San Diego, CA, 92108-4312
(Address of principal executive offices)
Phone: (619) 537-9998
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 13, 2015, the Company’s management, after discussion with our independent registered public accounting firm, determined that the following financial statements previously filed with the SEC should no longer be relied upon: (1) the unaudited financial statements included in our Quarterly Report on Form 10-Q for the quarter ended November 30, 2014; and (2) the unaudited financial statements included in our Quarterly Report on Form 10-Q for the quarter ended February 28, 2015.

The following discussion describes the adjustments that will be made in the Company’s restated financial statements.

Form 10-Q for the Period Ended November 30, 2014:

During the three months ended November 30, 2014, the Company determined its investment in iPin common stock was worth $0.  Accordingly, the Company has recorded impairment expense of $164,521 during the three months ended November 30, 2014.

The Company accounted for its acquisition of Mobicash America, Inc. incorrectly.  The Company has adjusted its balance sheet to record the acquisition using the purchase method of accounting, which has resulted in the Company recording $4,704,265 of goodwill.

The Company overstated accounts payable and accrued expenses and deferred salaries and related tax accruals by $58,784 in aggregate, and understated its license agreement amortization by $8,000.

The following table shows the previously report amounts, the required adjustment and the currently restated amounts related to the Company’s financial position and results of operations at November 30, 2014 (as restated), and for the period then ended.

Consolidated Balance Sheet Information November 30, 2014

	As Previously Reported	Adjustments	As Restated

Investment	$ 164,521	$ (164,521)	$ -
License agreement, net	50,000	(8,000)	42,000
Goodwill	-	4,704,264	4,704,264
Total assets	282,668	4,531,743	4,814,411
Accounts payable and accrued expenses	111,326	(17,117)	94,209
Deferred salaries and related tax accruals	274,125	(41,667)	232,458
Total current liabilities	809,490	(53,784)	755,706
Additional paid-in capital	508,670	3,794,752	4,303,422
Accumulated deficit	(1,155,514)	795,775	(359,739)
Total liabilities and stockholders’ deficit	282,668	4,531,743	4,814,411

Consolidated Statement of Operations For the Three Months Ended November 30, 2014

	As Previously Reported	Adjustments	As Restated
	$	$	$
Research and development	141,498	(38,156)	103,342
Depreciation	1,188	(1,188)	-
Office and general	3,685	(3,685)	-
Professional fees	18,712	(18,712)	-
Selling, general and administrative	-	25	25
Amortization of license agreement	-	8,000	8,000
Impairment expense	-	164,521	164,521
Total expenses	165,083	110,805	275,888
Net loss	$ 165,083	$ 110,805	$ 275,888
BASIC AND DILUTED LOSS PER COMMON SHARE	(0.00)	(0.00)	(0.00)

Consolidated Statement of Cash Flow Information For the Three Months Ended November 30, 2014

	As Previously Reported	Adjustments	As Restated
	$	$	$
Net loss	(165,083)	(110,805)	(275,888)
Adjustments to reconcile net loss to net cash used in operating activities:
Net cash used in operating activities	(79,846)	9,567	(70,279)

Net cash used in investing activities	(20,000)	10,000	(10,000)

Net cash provided by financing activities	103,316	(5,096)	98,220

Net increase in cash	3,470	14,471	17,941
Cash at beginning of period	14,471	(14,471)	-

Form 10-Q for the Period Ended February 28, 2015

In the Form 10-Q for the period ended February 28, 2015 filed on May 6, 2015, the Company disclosed that it intends to amend the Form 10-K for the year ended August 31, 2014 and reflected the expected adjustments to the August 31, 2014 balance sheet presented in the Form 10-Q for the quarter ended February 28, 2015.  The Company provided a tabular disclosure for the effect of the restatements in its footnote No.1 in the original filing. Upon further discussion and review, the management has determined that the aforementioned restatement is not necessary. The table below is intended to show the effect of removing the proposed adjustments.

	At August 31, 2014
	As Previously Restated	Effect of removing the adjustments to the year ended August 31, 2014	As Originally Reported
CURRENT ASSETS
Prepaid expense	$66,620	$(10,000)	$56,620
TOTAL CURRENT ASSETS	96,620	(10,000)	86,620

Investment	-	164,521	164,521
License agreement, net	264,850	(264,850)	-
Intangible assets	-	30,000	30,000
TOTAL OTHER ASSETS	264,850	(70,329)	194,521
TOTAL ASSETS	361,470	(80,329)	281,141

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Other liability	-	164,521	164,521
Common stock payable	310,000	(310,000)	-
TOTAL CURRENT LIABILITIES	456,187	(145,479)	310,708

STOCKHOLDERS' EQUITY (DEFICIT)
Accumulated deficit	(149,001)	65,150	(83,851)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(94,717)	65,150	(29,567)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	361,470	(80,329)	281,141

Correction for the accounting of license agreement with IPIN Debit Network, Inc.

During the three months ended November 30, 2014, the Company determined that the value attributed to  the shares issued to IPIN was $310,000 and recorded it as an intangible asset subject to two years amortization. The shares were previously valued at $164,521 during the year ended August 31, 2014.  Upon further review by the management, the Company determined that the shares should initially be valued at $164,521.  The Company then recorded an impairment expense for the investment during the three months ended November 30, 2014 (as restated).

The Company is also making milestone payments pursuant to the license agreement.  The Company was previously expensing the license payments upon achievement of the milestones.  As restated, the Company is amortizing the milestone payments over the remaining life of the two year license agreement.

	At February 28, 2015
	As Previously Restated	Effect of removing the adjustments to February 28, 2015	As Originally Reported
License agreement, net	$187,450	$(152,450)	$35,000

TOTAL ASSETS	4,956,508	(152,450)	4,804,058

STOCKHOLDERS' EQUITY (DEFICIT)
Additional paid-in capital	5,632,350	(145,479)	5,486,871
Accumulated deficit	(1,578,465)	(6,971)	(1,585,436)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	4,137,958	(152,450)	3,985,508
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	4,956,508	(152,450)	4,804,058

	Consolidated Statement of Operations Information
	Three months ended February 28, 2015			Six months ended February 28, 2015
	As previously reported	Adjustments	As Restated	As previously reported	Adjustments	As Restated
EXPENSES
Selling, general and administrative	$1,143,123	$2,311	$1,145,434	$1,175,459	$(30,000)	$1,145,459
Amortization of license agreement	38,700	(31,700)	7,000	77,400	(62,400)	15,000
Impairment Expense				-	164,521	164,521

NET LOSS	(1,255,086)	(29,389)	(1,225,697)	(1,429,464)	(72,121)	(1,501,585)
BASIC AND DILUTED LOSS PER COMMON SHARE	(0.02)	(0.00)	(0.02)	(0.02)	(0.00)	(0.02)

Consolidated Statement of Cash Flow For the Six Months Ended February 28, 2015

	As Previously Reported	Adjustments	As Restated
Net cash used in operating activities	$ (303,015)	$ 10,000	$ (293,015)

Net cash used in investing activities	-	(10,000)	(10,000)

Management discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm. The Company will file restatements of these financial statements on Form 10-Q/A as soon as practicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IFAN FINANCIAL, INC. Date: July 14, 2015 By: /s/ J. Christopher Mizer J. Christopher Mizer President & CEO